UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                            August 20, 2007

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202 (Address of Principal Executive Offices)

(904) 354-2482 (Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 20, 2007, FPIC Insurance Group, Inc. (the “Company”) notified plan participants of a temporary suspension or “Blackout Period” on transactions in individual accounts under the FPIC Insurance Group, Inc. Defined Contribution (401(k)) Plan (the “Plan”) due to a change in the plan provider under the Plan scheduled to occur on October 1, 2007.  The Blackout Period will begin on September 21, 2007, and is scheduled to end no later than October 18, 2007.  During the Blackout Period, participants in the Plan will be precluded from, among other things, directing the investment of or engaging in other transactions with respect to their existing account balance under the Plan.  The Company gave notice of the Blackout Period to its executive officers and directors on August 20, 2007.  A copy of that notice is filed herewith as Exhibit 99.1.

As a result of the Blackout Period under the Plan, executive officers and directors of the Company will be prohibited pursuant to Section 306(a) of The Sarbanes−Oxley Act of 2002 and Regulation BTR from purchasing or selling certain shares of the Company’s common stock or certain derivative securities tied to the value of the Company’s common stock while the Blackout Period remains in effect.  Except to the extent otherwise provided in Regulation BTR, the prohibition generally covers any acquisition or disposition of the Company’s common stock or related derivative securities acquired in connection with the covered individual’s service or employment with the Company.

Any questions concerning the Blackout Period or the transactions affected by the Blackout Period should be addressed to T. Malcolm Graham, the Company’s General Counsel, at the Company’s headquarters at 225 Water Street, Suite 1400, Jacksonville, Florida 32202 or by telephoning him at (904) 360-3758.

During the Blackout Period, a director or executive officer may obtain, without charge, information as to whether the Blackout Period has ended by contacting T. Malcolm Graham at the address noted above.  In addition, during the Blackout Period and for a period of two years after the ending date of the Blackout Period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting T. Malcolm Graham at the address noted above.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
	Exhibit Number	Description of Exhibit

99.1	Notice to Directors and Executive Officers of FPIC Insurance Group, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 20, 2007
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
99.1	Notice to Directors and Executive Officers of FPIC Insurance Group, Inc.